                                                                   EXHIBIT 10.48

                                    SUBLEASE

        This Sublease ("Sublease") is made the 3rd day of May, 2001 ("Effective Date") by and between SIRIUS COMPUTER SOLUTIONS, INC., a Texas corporation ("Sublandlord") and SPECTRUM MANAGED CARE OF CALIFORNIA, INC., a Delaware corporation (Subtenant") (Sublandlord and Subtenant are sometimes referred to herein as the "Parties") with respect to the following facts:

                                    RECITALS

        Whereas, SST-PA ("SST"), as tenant, entered into a lease dated May 7, 1998, as amended by Addenda #1, #2, #3 and #4 (collectively referred to as the "Master Lease") pertaining to that certain approximately 8,251 rentable square foot office premises located on the 2nd floor within the premises commonly known by the street address of Whiteland Office Plaza, Whiteland Business Park, 740 Springdale Road, Exton, PA 19341 as shown on the floor plan diagrams attached hereto as Exhibit A (the "Premises"). A copy of the Master Lease including the
          ---------
referenced amendments is attached as Exhibit B.  Subtenant acquired SST and is
                                     ---------
the successor to SST's rights as tenant under the Master Lease; and

        Whereas, Subtenant desires to sublease and occupy the Premises and Sublandlord desires to sublease the Premises to Subtenant pursuant to the terms described in this Sublease and subject to the terms and conditions of the Master Lease; and

        Whereas, Ward North America Holding, Inc. ("Guarantor") has agreed to guarantee Subtenant's obligations to pay Rent hereunder as an inducement for the Landlord under the Master Lease to consent to this Sublease;

                        NOW, THEREFORE, in consideration of the foregoing preambles, the payment of Ten Dollars ($10.00) by Subtenant to Sublandlord, the covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby covenant, acknowledge, represent and agree as follows:

                1.      DEMISE: TERM. Sublandlord hereby subleases to Subtenant,
                        ------------
and Subtenant hereby subleases from Sublandlord, the Premises, for the Sublease Term. The Sublease Term shall commence on June 1, 2001 (the "Commencement Date") and shall expire at 11:59 p.m. on June 30, 2003. Notwithstanding the foregoing, Subtenant shall have the right to access the Premises prior to Commencement Date, with no obligation to pay rent, to install furniture and telephone and data cabling and systems.

                2.      PREMISES. The Premises consist of approximately the
                        --------
entirety of the demised premises under Master Lease, consisting of 8,251 r.s.f. on the 2nd floor of the Building, as shown on Exhibit A.

                Sublandlord represents and warranties that, to the best of Sublandlord's knowledge at the time of execution of this Lease, the Premises are in compliance with all applicable laws, codes and regulations, including without limitation the Americans with Disabilities Act and regulations and all environmental and safety laws, codes and regulations (the "Existing Legal Requirements"). In the event that Subtenant discovers during the term of this Sublease that the Premises were not in compliance with all Existing Legal Requirements on the date of execution of this Sublease, then Sublandlord shall promptly cure such non-compliance at its expense upon notice from Subtenant or, to the extent that Landlord may be responsible under the terms of the Master Lease, Sublandlord shall promptly cause Landlord to cure such non-compliance at its expense. Sublandlord represents and warrants to Subtenant that there is no default or event of the default on the part of Landlord or Sublandlord under the Master Lease, and there are no circumstances existing which, with the giving of notice or passage of time, would constitute a default or event by Landlord or Sublandlord.

                Prior the Commencement Date Sublandlord shall repaint the entire Premises, install new carpeting in the lobby/entrance area, and clean all other carpet, as such work is described on the proposal from Frommeyer Construction Services dated April 19, 2001. (Total cost not to exceed $10,153.00)

                Subtenant shall apply for any certificate of occupancy required for Subtenant's use and occupancy, and Sublandlord shall promptly perform any and all work required to obtain such certificate.

                3.      RENT; SECURITY DEPOSIT. Subtenant shall pay to
                        ----------------------
Sublandlord annual rent (the "Fixed Rent") during the Sublease Term in the amount of One Hundred Twenty Thousand Dollars ($120,000.00). The Fixed Rent shall be payable in monthly installments, in advance, commencing on June 1, 2001 (the "Rent Commencement Date"), and thereafter on the first day of each month during the Sublease Term, in the amount of Ten Thousand Dollars ($10,000.00) per month, in lawful money of the United States of America, at the address of Sublandlord set forth in Section 15 of this Sublease or at such other address as Sublandlord may from time to time designate by notice to Subtenant.

                All Fixed Rent and all other amounts payable by Subtenant under this Sublease (collectively, "Rent"), shall constitute and be collectible as rent under this Sublease, and shall be payable to Sublandlord at its address as set forth herein, unless Sublandlord shall otherwise so direct in writing.

                Subtenant shall pay the first month's Fixed Rent upon execution of this Sublease. In addition, at the time of signing this Sublease Subtenant shall deposit with Sublandlord the sum of Ten Thousand Dollars ($10,000.00) to be retained by Sublandlord as security for the faithful performance and observance by Subtenant of the covenants, agreements and conditions of this Sublease and, to the extent applicable to Subtenant, the Master Lease. Subtenant shall not be entitled to any interest on said security. Sublandlord may, by written notice to Subtenant, use, apply or retain the whole or any part of said security to the extent required for the payment of any minimum rent, any additional rent or any other sums payable hereunder as to which Subtenant is in default (after any applicable notice and cure period) or to the extent required for the reimbursement to Sublandlord of any sum which Sublandlord may expend or may be required to extend by reason of Subtenant's default in respect to any of the covenants, agreements or conditions of this Sublease or, to the extent applicable to Subtenant, the Master Lease.

                4.     ASSIGNMENT; SUBLETTING. Subtenant will have the right to
                       ----------------------
sublet the Premises, or a portion thereof, or assign this Sublease in whole or in part, provided that (i) Subtenant shall obtain the prior written consent of Sublandlord in each instance, which consent shall not be unreasonably withheld, conditioned or delayed, and (ii) Subtenant shall comply with the provisions of the Master Lease relating to subleasing of the Premises or the assignment of this Sublease, and (iii) the new sublessee shall be at least as creditworthy as the Subtenant.

                5.     REFERENCE TO MASTER LEASE. Subtenant hereby assumes and
                       -------------------------
agrees to fully keep, observe and perform the following obligations on the part of Sublandlord under the Master Lease, as tenant thereunder: Sections 4, 5, 6 (but excluding the first sentence of Section 6(f) and excluding Section 6(h) in its entirety) 7, 11, 12, 16. In no event shall Subtenant have any obligation to pay Operating Costs pursuant to Addendum #1, it being understood that the only rent payable by Subtenant shall be the Fixed Rent set forth above. Subtenant shall enjoy all of the rights, privileges, protections and remedies provided to tenant under the Master Lease or available to tenants under applicable law.

                Sublandlord hereby waives all renewal options and expansion options and rights of first refusal or offer set forth in the Master Lease.

                6.     ELECTRIC CHARGES. Subtenant shall be solely responsible
                       ----------------
for payment of the electric utility company bills for electric services consumed in the Premises by Subtenant during the Sublease Term.

                7.     SUBLANDLORD'S PAYMENT OF RENT AND COMPLIANCE WITH MASTER
                       --------------------------------------------------------
LEASE. Sublandlord shall timely pay or cause to be paid to Landlord the Rent
-----
payable under the Master Lease, including without limitation minimum rent, additional rent, and operating expenses. Sublandlord will perform all obligations of the tenant under the Master Lease not specifically assigned to Subtenant hereunder. If Sublandlord receives and notices, including any notice of default, from Landlord, Sublandlord shall immediately deliver copies thereof to Subtenant. Subtenant shall have the right, but not the obligation, to cure any defaults by Sublandlord, as tenant, under the Master Lease, and Sublandlord shall reimburse Subtenant upon demand for all reasonable costs and expenses, including without limitation attorneys fees, incurred by Subtenant in connection with any such effort to cure.

                8.     QUIET ENJOYMENT. Subject to receipt of Landlord's Consent
                       ---------------
pursuant to Section 16 below, Sublandlord covenants that Sublandlord has the right to make this Sublease and that Subtenant on paying the rent and performing its obligations hereunder shall peacefully and quietly have, hold and enjoy the Premises throughout the Term without any manner of hindrance, disturbance or molestation from Sublandlord or anyone claiming under Sublandlord, subject however to all the terms and provisions hereof.

                9.      ALTERATIONS: IMPROVEMENTS. Subtenant may make any
                        -------------------------
alterations or improvements to the Premises only if Subtenant shall comply with the provisions of the Master Lease relating to alterations and improvements and obtain Landlord's consent if required under the Master Lease. Any alterations made by Subtenant must be made in compliance with all applicable laws, codes and regulations.

                10.     INSURANCE AND INDEMNITY.
                        -----------------------

                        (a) Subtenant shall, at its sole cost and expense, obtain and maintain in effect during the Sublease Term, insurance satisfying the requirements of Section 9(e) of the Master Lease.

                        (b) Sublandlord shall not be liable to Subtenant, or to Subtenant's agents, servants, employees, customers or invitees for any damage to person or property caused by any act, omission, or neglect of Subtenant, its agents, servants or employees and Subtenant agrees to indemnify and hold Sublandlord harmless from all liability and claims for any such injury or damage resulting from Subtenant's negligence.

                        (c) Subtenant shall not be liable to Sublandlord, or to Sublandlord's agents, servants, employees, customers or invitees for any damage to person or property caused by any act, omission, neglect of Sublandlord, its agents, servants, or employees and Sublandlord agrees to indemnify and hold Subtenant harmless from all claims by a third party against Subtenant to the extent such claim results from Sublandlord's negligence.

                11.     WAIVER OF CLAIMS. Sublandlord and Subtenant hereby
                        ----------------
mutually release each other from any and all liabilities for any loss or damage caused to their respective property by casualty, even if such casualty shall be brought about by the fault or negligence of Sublandlord or Subtenant, respectively, or any persons claiming under them, provided, however, that said waivers do not adversely affect the insurance coverages required to be maintained under the Master Lease or this Sublease or otherwise maintained by a Party and any additional costs for insurance waivers shall be paid by the Party for whose benefit said waiver is obtained.

                12.     DEFAULT. It shall be a default on the part of Subtenant
                        -------
under this sublease if (i) Subtenant shall fail to make timely payment of Rent hereunder and such failure shall continue for five days after written notice from Sublandlord that such payment is overdue, or (ii) Subtenant shall fail to fulfill any of its other obligations, covenants and agreements set forth herein and such failure shall continue for twenty (20) days after written notice of default from Sublandlord to Subtenant (or, if such default cannot be cured within said twenty (20) days, Subtenant shall commence to cure the same within said twenty (20) days, Subtenant shall commence to cure the same within said twenty (20) days after notice and thereafter diligently pursue such cure). Upon the occurrence of a default, Sublandlord shall have all rights and remedies with respect to such default as are provided to Landlord under the Master Lease for default by tenant thereunder.

                13.     SURRENDER. Upon expiration of the Sublease Term, or if,
                        ---------
at any time prior to expiration of the Sublease Term, this Sublease shall be terminated as a result of Subtenant's default hereunder or otherwise, Subtenant shall immediately quit and surrender up to Sublandlord possession of the Premises, and all of Sublandlord's furnishings and items or property therein, in a broom-clean condition and in good order and repair, ordinary wear and tear excepted, and Subtenant shall remove all of its personal property therefrom. If such removal shall injure or damage the Premises, Subtenant, at its expense, agrees to make repairs needed as a result of the installation and subsequent removal in good and workmanlike fashion.

                14.     NOTICES. Any notice required or permitted to be given by
                        -------
either party to the other pursuant to this Sublease (a "Notice") shall be in writing, addressed to the party at the following address(es).

                If to Sublandlord:      Sirius Computer Solutions, Inc.
                                        c/o Mark Pearson, CFO
                                        613 NW Loop, Suite 1000
                                        San Antonio, TX 78216

                If to Subtenant:        Spectrum Managed Care of California
                                        610 West Ash Street, Suite 1500
                                        San Diego, CA 92101
                                        Attn: Mr. Kevin Jasper

                And a copy to:          Spectrum Managed Care of California
                                        6 Concourse Parkway
                                        Suite 1550
                                        Atlanta, GA 30328
                                        Attn: Mr. Gerard A. Bakker

Any such Notice so addressed shall be deemed to have been properly given only if sent by personal delivery, receipted by the party to whom addressed, or by reputable overnight delivery service (such as Federal Express or UPS Next Day
Air) with acknowledged receipt. All such Notices shall be deemed to have been given when delivered and receipted by the party to whom addressed, in the case of personal delivery, or one (1) day after delivery to the overnight delivery service. Either party may, by notice as aforesaid, designate a different address or addresses for Notices intended for it.

                15.     CASUALTY: CONDEMNATION.
                        ----------------------

                Subtenant's rights under this Sublease are subject in all respects to the provisions of Section 9 (Fire or Other Casualty) and Section 25 (Condemnation) of the Master Lease. Any termination of the Master Lease pursuant to Article VII or Article XVII of the Master Lease also shall result in a termination of this Sublease.

                16.     LANDLORD'S CONSENT; OPTION FOR NEW LEASE. This Sublease
                        ----------------------------------------
is contingent upon Landlord's execution and delivery of the Landlord's Consent, insubstantially the form attached hereto as Exhibit C. In the event that Landlord does not execute and deliver the Consent and Agreement to Sublandlord on or before Wednesday, May 2, 2001, then either party shall have the right to terminate this Sublease by written notice to the other given on or before Friday, May 4, 2001. In signing the Consent, Landlord shall acknowledge and agree that the first sentence of Section 6(f) and the entirety of Section 6(h) shall not apply to Subtenant. The Consent must provide that Landlord grants Subtenant an option, exercisable by written notice, given at least 180 days prior to expiration of the Sublease Term to enter into a direct lease (the "Direct Lease") with Landlord following immediately upon termination of this Sublease, upon all of the terms and conditions set forth in the Master Lease, except the Direct Lease shall have a five year term, with fixed rent at the rate of $18.00 per r.s.f., (with 3% annual escalations), and a 2003 base year for operating expense and real estate tax escalations and Guarantor shall provide a Guaranty (in the same form as Guarantor's Guaranty provided for this Sublease.)

                17. FF&E. Sublandlord hereby conveys to Subtenant, free and clear of all liens and encumbrance (with all such liens and encumbrances having been paid by Sublandlord), the computer room air conditioning unit, all conference room and reception furniture in the Premises, and all data and phone racks in the computer room in the Premises. In addition, Subtenant shall have the option, to be exercised by written notice to Sublandlord on or before May 15, 2001, to purchase the telephone and voicemail system in the Premises, free and clear of all liens and encumbrances, for the sum of $15,000.00.

                18.     MISCELLANEOUS.
                        -------------

                        (a) This Sublease constitutes the entire agreement of the Parties relative to the subject matter hereof, and all prior negotiations, conversations, representations, agreements and understandings are specifically merged herein and superseded hereby. This Sublease may be modified only by a written instrument executed by the Parties hereto. This Sublease is the result of the prior negotiations, conversations, representations, agreements and understandings of the Parties and is to be construed as the jointly prepared product of the Parties. This Sublease may be executed in one or more counterparts, each of which shall constitute an original but all of which shall be one and the same document. This Sublease may be delivered by telecopy, to be followed by delivery of the hard copy.

                        (b) The terms and provisions of this Sublease shall inure to the benefit of and be binding upon the Parties and their respective successors, representatives and assigns.

                (c) In the event of a conflict between the terms of this Sublease and the terms of the Master Lease as to and between the Parties hereto, the terms of this Sublease shall govern.

                (d)     Time is of the essence of this Sublease.

                (e) This Sublease shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

                (f) The paragraph headings used in this Sublease have been inserted for convenience and reference only and should not be construed to limit or restrict the terms and provisions, covenants and conditions hereof.

                (g) Subtenant represents and warrants to Sublandlord that no person, company or partnership is entitled to any real estate commission, finder's fees or the like arising out of this Sublease and based on any agreement or understanding with Subtenant, except for Swearingen Realty Group, L.L.C. and Flynn Real Estate Company (together, "Sublandlord's Brokers") and Lieberman Earley & Co. ("LE") and Burnham Real Estate Services ("BRES") and Smith Mack and Company ("Smith Mack") (collectively, "Subtenant's Brokers") (collectively, the "Brokers"). Subtenant hereby agrees to indemnify, defend and hold Sublandlord harmless from any liability, cost and expense, including, but not limited to, reasonable attorneys' fees, which may result from a breach of this warranty by Subtenant and for any commission payable to Smith Mack. Sublandlord shall pay the commission to Sublandlord's Broker pursuant to written agreement between Sublandlord and Sublandlord's Broker; Sublandlord's Broker shall pay a commission of $11,256.00 to LE, and LE shall pay one half of that amount to BRES.

                (h) Subtenant agrees to permit Landlord and Sublandlord, and their respective agents or other representatives, without abatement of Rent, after reasonable prior notice, to enter into and upon the Premises at all reasonable times for the purpose of examining the same, provided, however, that in no event shall Landlord or Sublandlord or their agents or representatives interfere with the conduct of Subtenant's business at the Premises. Subtenant shall have the right to require such inspectors to provide proper identification. Nothing contained in this subsection (h) shall limit Landlord's rights of entry as set forth in the Master Lease.

        IN WITNESS WHEREOF, the parties have executed this Sublease as of the date set forth above.

                                 SUBLANDLORD:

                                 SIRIUS COMPUTER SOLUTIONS, INC., a Texas
                        corporation

                                 By: /s/ Mark Pearson
                                    -------------------------------
                                 Name:  Mark Pearson
                                 Title: CFO

                                 SUBTENANT:

                                 SPECTRUM MANAGED CARE OF CALIFORNIA, INC., a
                        Delaware corporation

                                 By: /s/ Ted Filley
                                    -------------------------------
                                 Name:   Ted Filley
                                 Office: CFO

                            EXHIBITS

EXHIBIT A - SAME PREMISES AS SHOWN IN MASTER LEASE ATTACHED AS EXHIBIT A

EXHIBIT B - MASTER LEASE

EXHIBIT C - LANDLORD'S CONSENT AND AGREEMENT

                                   EXHIBIT B
                                  MASTER LEASE

                           COMMMERCIAL LEASE AGREEMENT
                           ---------------------------

         Intending to be legally bound, this Agreement made the 7th day of May 1998, by and between Whiteland Office Plaza (hereinafter called "Landlord") and SST-PA Inc. (hereinafter called "Tenant").

         1.       TERM, MINIMUM RENTAL. Landlord hereby demises and lots unto
                  --------------------
Tenant all that certain office comprised of 8251 +/- rentable square feet, on the 2nd floor of the building known as Whiteland Office Plaza, Whiteland Business Park, 740 Springdale Road, Exton PA 19341 to be used and occupied only as a lawful and proper office for Tenant's business for the term of five (5) years commencing on the 1st day of July, 1998 and terminating on the 30th day of June 2003. The annual minimum rental shall be in the amount of see rent addendum ($ ) Dollars which the tenant covenants to pay, without any previous demand therefore, in equal monthly payments of see rent addendum, ($ ) Dollars, on the first day of each month commencing on the 1st day of July, 1998 payable at the offices of Landlord as specified in this Lease, or as may be designated by the Landlord with thirty (30) days prior written notice to Tenant. The first month's rental obligation shall be tendered upon the signing of the Lease. Tenant is also responsible for any other obligation that may be due under this Lease or as specified in the Addendum attached hereto as Exhibit "A".

         2.       LICENSES, PERMITS, ETC. Tenant shall be solely responsible
                  ----------------------
for obtaining all licenses, permits, which may so required by any governmental agency or authority, which Tenant shall obtain at its sole cost and expense.

         3.       INABILITY TO GIVE POSSESSION. If Landlord is unable to give
                  ----------------------------
Tenant possession of the demised premises as herein provided, by reason of the holding over of 3 previous occupant or by any other reasonable cause, Landlord shall not be liable in damages to Tenant therefore, and during the period that Landlord is unable to give possession, all rights and remedies of both parties hereunder shall be suspended.

         4.       AFFIRMATIVE COVENANTS OF TENANT. Tenant covenants and agrees
                  -------------------------------
that it will without demand:

                  (a) Pay the rent and all other charges herein reserved as rent on the days and times and at the place that the same are made payable without fall, and without setoff, deduction or counter-claim. Tenant shall pay a late charge at the rate of five (5%) percent on each dollar of rent, or any other sum collectible as rent under the lease, not paid within ten (10) days after the same is due. If Landlord shall at anytime or times accept said rent or rent charges after the same shall have become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as a waiver of any of the Landlord's rights. Tenant agrees that any charge or payment herein reserved, Included or agreed to be treated or collected as rent may be proceeded for and recovered by Landlord in the same manner as rent due in arrears.

                  (b) Comply with all requirements of any of the constituted public authorities, and with the terms of any State or Federal statute or local ordinance or regulation applicable to tenant on its use of the demised premises, and save Landlord harmless from all penalties, fines, costs or damages resulting from Tenant's failure to do so.

                  (c) Comply with the rules and regulations from time to time made by Landlord for the safety, care, upkeep and cleanliness of the demised premises and the building and appurtenances of which it is a part. Tenant agrees that such rules and regulations shall, when written notice thereof is given to Tenant, form a part of this lease.

                  (d) Keep the demised premises in good order and condition, ordinary wear and tear and damage by accidental fire or other casualty not occurring through the action or negligence of Tenant or its agents, employees and invitees alone excepted and upon termination of this lease to deliver up to Landlord and demised premises in the same condition as Tenant has herein agreed to keep them.

                  (e) Give to Landlord prompt written notice of any accident, fire or damage occurring on or to the demised premises within twenty-four (24) hours of occurrence thereof.

                  (f) Peaceably deliver up and surrender possession of the demised premises to Landlord at the expiration or sooner termination of this lease and promptly deliver to Landlord at its office all keys for the demised premises.

         5.       OCCUPANCY AND ASSIGNMENT. Tenant shall not occupy or permit to
                  ------------------------
be occupied the demised premises or any part thereof, other than as hereinbefore specified, nor shall Tenant assign, mortgage or pledge this lease, or underlet or sublet the demised premises, or any part thereof, without the written consent of Landlord, which shall not be unreasonably withheld.

         6.       COVENANTS OF TENANT. Tenant covenants and agrees that it will
                  -------------------
do none of the following without the consent in writing of Landlord.

                  (a) Place or allow to be placed upon the demised premises or on the inside or outside of the building of which the demised premises are a part any sign, projection or device. In case of the breach of this covenant (in addition to all other remedies given to Landlord hereunder) Landlord shall have the right of removing such sign, projection or device and restoring the premises to their former condition and Tenant shall be liable to Landlord for any and all expenses including costs and reasonable attorney's fees so incurred by Landlord which at the option of Landlord may be recovered in the same manner as rent.

                  (b) Make any alterations, improvements, or additions to the demised premises. All alterations, improvements, additions or fixtures whether installed before or after the execution of this lease, shall remain upon the premises at the expiration or sooner termination of this lease and become the property of Landlord, unless Landlord shall, prior to the termination of this lease, have given written notice to Tenant to remove the same, in which event Tenant shall remove such alterations, improvements and additions or fixtures, and restore the premises to the same good order and condition in which they were upon initial occupancy. Should Tenant fail to do so, Landlord may do so collecting, at Landlord's option, the complete cost, expense and reasonable attorney's fees thereof from Tenant as additional rent.

                  (c) Use, operate or maintain any machinery, equipment or fixture other than office equipment that, in Landlord's opinion, is reasonably harmful to the building and appurtenances of which the demised premises is a part or is reasonably disturbing to the other tenants occupying any other part thereof.

                  (d) Place any weights in any portion of the demised premises beyond the safe carrying capacity of the building of which the demised premises is a part.

                  (e) Do, cause or suffer to be done, any act, matter or thing objectionable to the fire insurance companies whereby the fire insurance or any other insurance now in force or hereafter to be placed on the demised premises, or any part thereof, or on the building of which the demised premises may be a part, shall become void or suspended, or whereby the same shall be rated as a more hazardous risk than at the date of execution of this lease. In case of a breach of this covenant (in addition to all other remedies herein given to Landlord) Tenant agrees to pay to landlord as additional rent any and all increase or increases of premiums on insurance reasonably carried by Landlord on the demised premises, or on the building and appurtenant land of which the demised premises may be a part, caused in any way by the occupancy of Tenant.

                  (f) Tenant agrees to conduct its business in the premises during normal business hours. Tenant agrees to comply with all reasonable rules and regulations of Landlord in effect at the time of the execution of this lease or at any time or times, and from time to time, promulgated by Landlord, which Landlord in its sole discretion shall deem necessary in connection with the demised premises.

                  (g) Tenant agrees for itself and its employees to park their cars only in those portions of the parking area as may be designated for that purpose by Landlord.

                  (h) Remove, attempt to remove or manifest an intention to remove Tenant's goods or property from or out of the demised premises otherwise than in the ordinary and usual course of business, without having first paid and satisfied Landlord for all rent, costs and attorney's fees which may become due during the entire term of this lease, in addition to all sums denominated as additional rent under this lease.

         7.       LANDLORD'S RIGHT TO ENTER. Tenant shall permit Landlord,
                  -------------------------
Landlord's agents, cleaners, or employees or any other person or persons authorized by Landlord, to inspect the demised premises at any time, and to enter the demised premises for the purposes of cleaning and if Landlord shall so elect, for making reasonable alterations, improvements or repairs to the building of which the demised premises are a part, or for any reasonable purpose in connection with the operation and maintenance of the building.

         8.       RELEASE OF LANDLORD. Tenant agrees to be responsible for and
                  -------------------
to relieve and hereby expressly relieves Landlord from any and all liability by reason of any injury, loss, damage to any person or property in the demised premises, whether the same be due to fire, breakage, leakage, water flow, gas, use, misuse, or defects therein, or condition anywhere in the demised premises, failure of water supply or light or power or electricity, wind, lightening, storm, or any other cause whatsoever, whether the loss, injury or damage be to the person or property of Tenant or any other persons, except Tenant shall not be responsible for any and all claims caused by Landlord's gross negligence.

         9.       FIRE OR OTHER CASUALTY.
                  ----------------------

                  (a) If during the term of this lease or any renewal or extension thereof, the demised premises or the building of which the demised premises is a part is totally destroyed or is so damaged by fire or other casualty not occurring through the fault or negligence or Tenant or those employed by or acting for Tenant (whether or not the demised premises are damaged) that the same cannot be repaired or restored within one hundred twenty
(120) regular working days from the date of the happening of such damage, or if such damage or casualty is not in the risks covered by the Landlord's fire insurance with the usual extended coverage, then this lease shall absolutely cease and terminate and the rent shall abate for the balance of the term. In such case, Tenant shall pay the rent apportioned to the date of the damage and the Landlord may enter upon and repossess the demised premises without further notice and with the right to break in and take possession.

                  (b) If the damage caused as above be only partial (partial destruction shall be considered that destruction which destroys at least 25% of the building whether or not the demised premises are damaged), Landlord may exercise either of the following options:

                           (1)      If the repair of said partial destruction
can be made within one hundred twenty (120) working days and said damage and the cost of the repairs and restoration thereof are fully covered by the payment to be made by Landlord's said insurance, Landlord shall have the option to restore the premises for the purpose and the rent shall be apportioned during the time Landlord is in possession, taking into account the proportion of the demised premises rendered untenantable and the duration of Landlord's possession; if a dispute arises as to the amount of rent due under this clause, Tenant agrees to pay the full amount claimed by Landlord and Tenant shall have the right to proceed by law to recover the excess payment, if any.

                        (2) In the event of said partial destruction, Landlord shall have the option to terminate this lease by giving written notice of such termination to Tenant within thirty (30) days after said partial destruction; and upon the giving of such notice, the lease shall expire by lapse of time after thirty (30) days and the Tenant shall vacate the demised premises.

                (c) If the damage caused as above is only slight, Landlord shall repair whatever portion, if any, of the demised premises that may have been damaged by fire or other casualty insured as aforesaid, and the rent accrued or accruing shall not be apportioned or suspended.

                (d) If said damaged by fire or other casualty is determined by a fire marshall to have been caused by the action or negligence of Tenant or his agents, employees or invitees, Tenant shall not be entitled to any abatement or apportionment of the rent.

                (e) Tenant, at its own cost and expense, shall obtain during the term of this Lease, and any renewals thereof, fire, vandalism, and comprehensive liability insurance in an amount not less than One Million Dollars ($1,000,000.00). Tenant shall also obtain appropriate business interruption insurance to cover a situation whereby Tenant is unable to conduct its business in the premises, or any part thereof, by reason of loss or damage due to fire or other casualty, whether insured or uninsured. Landlord shall have the right to request that Tenant provide Landlord with proof of insurance within three (3) business days of said request. Failure to provide proof upon request may be deemed a default under the terms of this Lease.

        10.     SERVICES.    The following services and facilities shall be
                --------
supplied by Landlord to Tenant in connection with Tenant's use of the demised premises, in common with other tenants of the building of which the demised premises are a part:

                (a) Heat, hot water and air conditioning equipment and facilities.

                (b)     Janitor service, rest room facilities, water and sewer.

                (c) Landlord shall supply the demised premises with electric service for heat, air conditioning, lighting and power to operate business machines and equipment. Landlord shall furnish and install a meter for measuring Tenant's electric usage and Tenant shall pay utility company direct for such usage. Landlord shall, at its expense repair and maintain all building equipment used to furnish heat, air conditioning, lighting and power to the demised premises.

                (d) Landlord shall have no responsibility or liability to Tenant, nor shall there be any abatement in the said rent for any failure to supply any of said services and facilities that Landlord has agreed to supply hereunder during such period as the services and facilities are out of order, undergoing repair or if prevented by labor disorders, strikes, accidents or other causes beyond Landlord's control. If, in its sole discretion, Landlord deems it advisable or convenient to interrupt any of said services in order to make repairs, alterations or improvements or because of labor disturbances, strikes, accidents or causes beyond Landlord's control, Landlord may do so for the period that Landlord deems expedient and advisable without any abatement in rent or other liability to Tenant, unless Landlord determines that the demised premises cannot be occupied.

                (e) Landlord shall keep the driveways, parking areas and sidewalks reasonable, free of snow and ice. Landlord shall be responsible to maintain all grounds, shrubs and lawn surrounding the Building.

                (f) Landlord shall at it's own expense make all structural repairs to the demised premises as necessary.

        11.     REPAIRS. At the expiration or other determination of this lease
                -------
or upon abandoning the demised premises, Tenant shall leave the same, and during the term shall keep the same in good order and condition, ordinary wear and tear and damage by accidental fire or other casualty which fire or other casualty has not occurred through the negligence of Tenant or those claiming under Tenant or their employees or invitees respectively, alone excepted; and for that purpose Tenant shall make all necessary repairs and replacements. Tenant shall also remove all dirt, rubbish, waste and refuse from the demised premises and all its property therefrom, to the end that Landlord may again have and repossess the same not later than noon on the day upon which this lease or any renewal thereof or extends on ends. Tenant shall not knowingly do or commit or suffer or cause to be done or committed upon the demised premises any act or thing contrary to the laws, rules, regulations or ordinances proscribed form time to time by Landlord for the safety, care, upkeep, maintenance and cleanliness of the demised premises.

        12.     ADDITIONAL RENT. Tenant agrees to pay as rent in addition to the
                ---------------
minimum rental herein reserved any and all sums which may become due by reason of the failure of Tenant to comply with any and all covenants of this lease and to pay any and all damages, costs and expenses, including, but not limited to reasonable attorney's fees which Landlord may suffer or incur by reason of any default or failure on Tenant's part to comply with any and all the covenants of this lease.

        13.      LANDLORD'S REMEDIES. If Tenant:
                 -------------------

                (a) Does not pay in full when due any and all installments of rent and/or any other charges or payment herein reserved. Included, or agreed to be treated or collected as rent and/or any other charges, expenses, or costs herein agreed to be paid by the Tenant; or

                (b) Violates or fails to perform or otherwise breaks any covenant or agreement herein contained and fails to cure such non-monetary non performance or breach within ten (10) days after receipt or written notice from Landlord.

                (c) Vacates the demised premises or removes or attempts to remove or manifests an intention to remove any goods or property therefrom otherwise than in the ordinary and usual course of business without having first paid and satisfied Landlord in full for all rent and other charges, expenses and costs and attorney's fees then due or that may thereafter become due until the expiration of the term, above mentioned; or

                (d) Makes an assignment for the benefit of creditors; or whenever Tenant seeks or consents to or acquiesces in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties; or whenever a permanent or temporary receiver of Tenant for substantially all of the assets of Tenant shall be appointed; or an order, judgment or decree shall be entered by any court of competent jurisdiction on the application of a creditor.

                In any of the events hereinabove so forth there shall be deemed to be a breach of this lease and thereupon lpso facts and without written notice or other action by Landlord, at the sole option of Landlord:

                (1) In addition to any rent and other charges already due and payable, the rent for the entire unexpired balance of the term of this lease, as well as all other charges, costs, expenses and reasonable attorney's fees herein to be paid by Tenant or at the option of Landlord or anyone acting on Landlord's behalf at Landlord's option, or any part thereof, shall be taken to be due and payable and in arrears, as if by the terms of this lease said rent, charges, costs and expenses were on that day due and payable; and/or

                (2) Landlord, or anyone acting on Landlord's behalf at Landlord's option, without written notice or demand, enter the demised premises and:

                        (b) may remove from the demised premises all goods and chattels found therein to any other place or location as Landlord may desire and any costs incurred for said removal and any charges made for storage of said goods and chattels at the location to which they are removed Tenant agrees to pay: or

                        (c) take immediate possession and may lease the demised premises or any part to such person, company, firm or corporation as may in Landlord's sole discretion seem best and Tenant shall be liable for any loss of rent for the then current term; or

                The Tenant hereby releases and discharges Landlord, and its agent, from all claims, actions, suits, damages and penalties, for or by reason or on account of any entry, distraint, levy, appraisement, removal of said goods and chattels; and/or

                (3) This lease and the term hereby created shall determine and become absolutely void without any right on the part of Tenant to save the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken; whereupon, Landlord shall be entitled to recover damages and reasonable attorney's fees for such breach, in addition to all sums actually due and in arrears hereunder as of the date of such breach as above provided in an amount equal to the amount of rent reserved for the balance of the term of this lease

        14.     RIGHT OF ASSIGNEE OF LANDLORD. The right to enforce all of the
                -----------------------------
provisions of this lease may be exercised by any assignee of the Landlord's right, title and interest in this lease in its, his, her or their own name, and Tenant hereby expressly waives the requirements of any and all laws regulating the manner and/or form in which such assignments shall be executed and witnessed.

        15.     REMEDIES CUMULATIVE. All of the remedies hereinbefore given to
                -------------------
Landlord and all rights and remedies given to Landlord by law and equity shall be cumulative and concurrent. No determination of this lease or the taking or recovering of the premises shall deprive Landlord of any of its remedies or actions against Tenant for any and all sums due at the time of which, under the terms hereof, would in the future become due, nor shall the bringing of any action for rent or breach of covenant, or the resort to any other remedy herein provided for the recovery of rent be construed as a waiver of the right to obtain possession of the premises.

        16.     ATTORNMENT. In the event of the sale or assignment of Landlord's
                ----------
interest in the building of which the demised premises is a part or in the event of exercise of the power of sale under any mortgage made by Landlord covering the building of which the demised premises is a part, Tenant shall attorn to the purchaser and recognize such purchaser as Landlord under this lease.

        17.     SUBORDINATION. At the option of Landlord or Landlord's permanent
                -------------
tender, or both of them, this lease and the Tenant's interest hereunder shall be subject and subordinate at all times to any mortgage or mortgages, deed or deeds of trust, or such other security instrument or instruments, including all renewals, extension, consolidations, assignments and refinances of the same, as well as all advances made upon the security thereof, which now or hereafter become liens upon the landlord's fees and/or leasehold interest in the demised premises, and/or any and all of the buildings now or hereafter erected or to be erected and/or any and all of the land comprising the office building, provided, however, that in each such case, the holder of such other security, the trustee of such deed of trust or holder of such other security instrument shall agree that this lease shall not be divested or in any way affected by foreclosure or other default proceedings under said mortgage, deed of trust, or other instrument or other obligations secured thereby, so long as the Tenant shall not be in default under the terms of this lease; and

Tenant agrees that this lease shall remain in full force and effect notwithstanding any such default proceedings.

        18.     EXECUTION OF DOCUMENTS. The Tenant agrees to execute such other
                ----------------------
document or documents as may be required by a mortgagee, trustee under any deed of trust, or holder of a similar security interest, or any party to the types of documents enumerated herein for the purpose of subordinating this lease in accordance with the foregoing. Upon the expiration of ten (10) days after a formal written notice Tenant shall be deemed to have appointed Landlord and Landlord may execute and deliver the required documents for and on behalf of Tenant.

        19.     ESTOPPEL AGREEMENTS. Tenant shall execute an estoppel agreement
                -------------------
in favor of any mortgagee or purchaser of Landlord's interest herein, if requested to do so by any mortgagee. Such estoppel agreement shall be in the form requested by such mortgagee or purchaser.

        20.     CONFESSION OF JUDGEMENT IN EJECTMENT. In the event that, and
                ------------------------------------
when, the lease shall be determined by term, covenant, limitation or condition broken, as aforesaid, either during the original term of this lease, or any extension thereof, and also when and as soon as the term hereby created, or any extension thereof shall have expired, it shall be lawful for any attorney or attorneys for Tenant, including an attorney of any court of record who might be empowered to appear for Tenant in any action brought for rent, to sign an agreement for entering in any competent court an amicable action and Confess
                                                                     -------
Judgement in ejectment, without any stay of execution or appeal against Tenant
---------
and all persons claiming under Tenant for the recovery of Landlord of possession of the herein demised premises, without any liability on the part of the said attorney, for which this shall be a sufficient warrant; whereupon, if Landlord desires, a writ of habere facias possessionem with clauses of fierir facias for costs may issue forthwith without any prior writ of proceedings whatsoever. And provided that if for any reason after such action has then commenced the same shall be determined and the possession of the premises hereby demised remain in or to be restored to Tenant, the Landlord shall have the right in any subsequent default or defaults to bring one or more further amicable actions in the manner and form hereinbefore set forth to recover possession of said premises for such subsequent default. No such determination of this lease, no taking, nor recovering possession of the premises shall deprive Landlord of any remedies or action against Tenant for rent or for damages due or to become due for the breach of any condition or covenant herein contained, nor shall the bringing of any such action for rent, or breach of covenant or condition nor the resort to any other remedy herein provided for the recovery of rent or damages for such breach be considered as a waiver of the right to insist upon the forfeiture and to obtain possession in the manner herein provided.

        22.     NO IMPLIED EVICTION. Notwithstanding any interference to the
                -------------------
contrary herein contained, it is understood that the exercise by Landlord of any of its rights hereunder shall never be deemed an eviction (constructive or otherwise) of tenant, or a disturbance of its use of the demised premises, and shall in no event render Landlord liable to Tenant or any other person, so long as such exercise of rights is in accordance with the foregoing terms and conditions.

        23.     TIME TO REMEDY DEFAULT. Landlord shall have a right to exercise
                ----------------------
any remedy for default by Tenant and Tenant shall be deemed to be in default without any prior written or oral notice thereof.

        24.     LITIGATION INVOLVING LANDLORD AND AGENT. In the event that
                ---------------------------------------
Landlord or Agent shall without fault on its part be made a party to any litigation commenced by or against Tenant, then, and to such extent Tenant shall protect and hold Landlord and Agent harmless from and against any liability arising therefrom, and shall pay all of Landlord's costs, expenses and attorney's fees.

        25.     CONDEMNATION. If the whole of the premises shall be acquired or
                ------------
condemned by eminent domain, then the term of this Lease shall cease and terminate as of the date on which possession of the premises is required to be surrendered to the condemning authority. All rent shall be paid up to the date of termination.

        26.     NOTICES. All notices required to be given by either party to the
                -------
other shall be in writing. All such notices shall be deemed to have been properly given if served personally or if sent by United States certified mail postage prepaid, addressed to Landlord at One Whiteland Plaza, c/o Toll Management Company, 101 Witmer Road, Horsham, PA 19044 and addressed to Tenant at the demised premises or to such other address which either party may hereafter designated in writing by notice given in a like manner, with a copy to Fox, Rothschild, O'Brien, Frankel, L.L.P., c/o Michael C. McBratnie, 760 Constitution Drive, Suite 104, P.O. Box 673, Exton, PA 19341-0673.

        27.     TERMINATION OF LEASE. It is hereby mutually agreed that either
                --------------------
party hereto may terminate the lease at the expiration of the original term or any renewal or extension thereof by delivering to the other party written notice of same no later than one hundred twenty (120) days prior to the expiration of the then current term. In the absence of such notice the lease shall then automatically continue for an additional period of one (1) year under the same terms and conditions in force immediately prior to expiration of the then current term, and so on from year to year until terminated by either party as herein provided. Any rental allowance or other benefit granted Tenant by Landlord intended to apply only to the original lease term shall not automatically carry over into any renewal or extension thereof.

                If Landlord shall have given Tenant written notice prior to the expiration of any term hereby created of Landlord's intention to change the terms and conditions of the lease and the Tenant shall not within thirty (30) days from such notice notify Landlord of Tenant's intention to vacate the demised premises at the expiration of the then current term, then Tenant shall be bound under the terms and conditions set forth in such notice for a further term as above provided, or for such further term as may be stated in said notice. In the event that Tenant shall give notice, as stipulated in the Lease, of intention to vacate the demised premises at the end of the then current term, and shall fail or refuse to do so on the date stipulated in said notice, then it is expressly agreed that Landlord shall have the option either.

                        (a) to disregard the notice so given as having no effect, in which case all the terms and conditions of the Lease as set forth in Landlord's most recent notice shall continue thereafter with full force precisely as if Tenant had not given notice; or

                        (b) Landlord may, at any time within thirty (30) days after the then current term, as aforesaid, give the Tenant ten (10) days written notice of intention to terminate the Lease; whereupon the Tenant expressly agrees to vacate the demised premises at the expiration of said ten (10) day period. All powers granted to Landlord by the Lease may be exercised and all obligations imposed upon Tenant must be fulfilled as well during any extension of the original term of the Lease as during the original term itself.

        28.     BINDING EFFECT. All rights and liabilities herein given to, or
                --------------
imposed upon the respective parties hereto, shall extend to and bind the several and respective heirs, executors, administrators, successors and assigns of said parties.

        29.     SEVERABLE TERMS. Each term, remedy, provision, condition,
                ---------------
obligation and/or waiver contained in this lease, or any amendment, addendum, rider, exhibit, or supplement hereto, is a separate and distinct covenant and, if any such term, remedy, provision, condition, obligation and/or waiver is declared unenforceable or unconstitutional, or invalid by any court of competent jurisdiction or by any act of Congress or by any other governmental authority, such decision, statute, ordinance or regulation will not affect in any manner the enforceability or validity of any other term, remedy, provision, condition, obligation and/or waiver contained herein, and they will remain in full force, virtue and effect.

        30.     ENTIRE AGREEMENT. It is expressly understood and agreed by and
                ----------------
between the parties hereto that this lease and any amendment, addendum, exhibit, and riders that may be attached hereto set forth all the promises, agreements, conditions and understandings between Landlord or his agents and Tenant relative to the demised premises, and that there are no promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth. It is further understood and agreed that, except as herein otherwise provided, no subsequent alteration, amendment, change or addition to this lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by them.

        IN WITNESS WHEREOF, the parties hereto have caused this lease to be executed the day and year first above written.

TENANT:   SST-PA. Inc.
          -----------------------------


BY:  /s/ Steven J. Salvitti                      Vice President           5/7/98
     ----------------------------------          -------------------------------
     Steven J. Salvitti                          Title                     Date

BY:  __________________________________          _______________________________
                                                 Title                     Date

     __________________________________          _______________________________
     Attest or Witness for Tenant                Title                     Date

LANDLORD:  WHITELAND OFFICE PLAZA
           ----------------------

BY:  TOLL MANAGEMENT COMPANY, Its Agent.

BY:  /s/ Beatrice A. Culp                        President                6/3/98
     ---------------------------------           -------------------------------
     Beatrice A. Culp                            Title                     Date

     /s/ [ILLEGIBLE]                             [ILLEGIBLE]
     ----------------------------------          -------------------------------
     Attest or Witness for Landlord              Title                     Date

                                   ADDENDUM #1
                                   -----------

        ATTACHED TO and made a part of the Commercial Lease Agreement made the 7th day of May 1998 by and between WHITELAND OFFICE PLAZA, Landlord and SST-PA. Inc., Tenant.

        1.      INCREASED COSTS. From and after January 1, 1999 and thereafter
                ---------------
for each Lease year during the term of this Lease and any renewals thereof, Tenant shall pay to Landlord as rent, in addition to the annual rental herein reserved, a sum equal to Tenant's proportionate share of any increase in real estate taxes assessed against or imposed upon the larger premises of which the demised premises are a part over the real estate taxes assessed against or imposed upon said larger premises for the year 1998, PLUS, a sum equal to Tenant's proportionate share of any increase in the cost of operation and maintenance of the larger premises of which the demand premises are a part over such cost for the year 1998.


        "Tenant's proportionate share" shall be the ratio that the number of square feet demised to Tenant for that particular period being accounted for bears to the total number of rentable square feet contained in larger premises on the date of this Lease viz., 47,270 square feet.

        "Operating Costs" is defined as those costs necessary to operate and maintain the building in a manner deemed by the Landlord to be reasonable and appropriate for the best interest of the Tenant in the building and shall include, without limitation, the following:

        A Real estate taxes or other taxes or charges levied in lieu of such taxes, general and special public assessments, charges imposed by any governmental authority pursuant to anti-pollution or environmental legislation;

        B       Insurance;

        C       Water and sewer rents;

        D Electricity and fuel used for common areas in lighting, heating, ventilating and air conditioning the common areas of the building and all mechanical equipment located therein;

        E       Maintenance of mechanical and electrical equipment;

        F Window cleaning and janitorial service, including janitorial equipment and supplies for the common and public areas;

        G Maintenance of elevators, restrooms, lobby and other public common areas of the building;

        H Cleaning, lighting and maintaining the parking areas and driveways and care of lawns and shrubbery;

        I General repairs and maintenance, as well as compensation (including employment taxes and benefits) made to or on behalf of all non-managerial employees of Landlord or managing agent performing services rendered in connection with the operation and maintenance of the Property as defined by tax lot and block.

        J Management fee: a reasonable administrative charge not to exceed four (4%) percent of gross rents for the building;

        K Operating Costs shall not include structural repairs for which Landlord is responsible; capital improvements, depreciation interest on the amortization of mortgages and franchise, income and other land based upon the income of the Landlord.

The Landlord shall review its operating expenses for the building annually and shall prepare a statement of operating expenses along with a computation of the additional rent due, if any, calculated on a calendar year basis. The Tenant shall be furnished a copy of

The Landlord shall review its operating expenses for the building annually and shall prepare a statement of operating expenses along with a computation of the additional rent due, if any, a calculated on a calendar year basis. The Tenant shall be furnished a copy of such statement and computation as soon as possible after expiration of the first partial calendar year of the term of the Lease and after each calendar year thereafter during the term of this Lease. Upon receipt of such statement, Tenant shall pay Landlord the additional rent so calculated. Such additional rent shall be payable by the Tenant to the Landlord within thirty (30) days after the Landlord has mailed the Tenant the statement and computation of the additional rent due. At any time during the year, the Landlord may revise the estimate and adjust subsequent monthly installments.

Landlord hereby agrees, at Tenant's request, to make available to Tenant for its inspection and examination all of the books and records that relate to such statement.

Tenant's "proportionate share" of the operating costs shall be that proportion to which the area demised herein compares to the total rentable area in the building, which in this instance is 17-45%.

Tenant's proportionate share of operating expenses for any partial calendar year in which the term of this Lease commences and any partial calendar year in which the term of this Lease expires and the annual base cost for any such partial year, shall be apportioned on a monthly pro rata basis for the number of months of the term falling within each of said calendar years. Tenant's obligation to pay additional rent for the final year of the Lease shall survive the expiration of the term of this lease.

        2.      EARLY OCCUPANCY. Should Tenant be able to take occupancy of the
                ---------------
demised premises prior to July 1, 1998, Landlord and Tenant shall agree on an earlier commencement date. Rent for said agreed upon period prior to said date shall be due and payable on the new commencement date, and shall be computed on a por diem rate of Three Hundred Fifty Five Dollars and Twenty Five Cents, ($355.25). Said earlier commencement date shall not change the other terms and conditions of this lease.

        3.      SECURITY DEPOSIT. Tenant shall, upon execution hereof, deposit
                ----------------
with Landlord as security for the performance of all the terms, covenants and conditions of this lease, the sum of Eleven Thousand Seven Hundred Sixty Three Dollars and Ninety Three Cents ($11,763.93). The Security Deposit deposited by Tenant with Landlord shall be held by Landlord as security for the faithful performance by tenant of all the terms of this Lease. If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use or retain all or part of this Security Payment for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss which Landlord may suffer by reason of Tenant's default, such as repairs which are to correct any condition beyond ordinary wear and tear. If any portion of the Security Deposit is so used or retained. Tenant shall, within five (5) days after written demand therefore, deposit cash with landlord in an amount sufficient to increase the Security Deposit to its original amount. Landlord shall not be required to keep the Security Deposit separate form its general funds, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant shall fully and faithfully perform every provision of the Lease to be performed by it, the Security Deposit, or any balance thereof shall be returned to Tenant within ninety (90) days after the end of the calendar year ending after the expiration of the Lease Term. In the event of termination of Landlord's interest of this Lease, Landlord shall transfer the Security Deposit to Landlord's successor in interest and Landlord shall thereupon be released by Tenant from all liability for the return of the Security Deposit; and tenant agrees to look solely to Landlord's successor in interest for the return thereof.

        4.      BUILDING STANDARD ALLOWANCE. Landlord shall provide Tenant at
                ---------------------------
Landlord's own expense, the building standard allowances as set forth in the document attached hereto as Exhibit "A-1". Landlord will complete all tenant improvements in accordance with space plan SP-1.

     Except as modified by this Agreement, the Lease and all exhibits thereto romain in full force and effect.

TENANT: SST-PA Inc.
        ------------------------

BY: /s/ Steven J. Salvitti              Vice President           5/7/98
    ----------------------------        -------------------------------
    Steven J. Salvitti                  Title                    Date

BY: ____________________________        _______________________________
                                        Title                    Date

    ____________________________        _______________________________
    Attest or Witness for Tenant        Title                    Date

LANDLORD: WHITELAND OFFICE PLAZA
          ----------------------

BY: TOLL MANAGEMENT COMPANY, Its Agent.

BY: /s/ Beatrice A. Culp                President                6.3.98
    ----------------------------        -------------------------------
    Beatrice A. Culp                    Title                    Date

    [ILLEGIBLE]                         [ILLEGIBLE]
    ----------------------------        -------------------------------
    Attest or Witness for Landlord      Title                    Date

                                WHITELAND PLAZA
                                ---------------
                          BUILDING STANDARD ALLOWANCES
                          ----------------------------

PARTITIONS:                     1.   Corridor and demising walls: Metal stud
                                     ---------------------------
                                     partitioning with 1/2" dry wall on each
                                     side from floor to underside of deck
                                     above. Insulation to be inserted between studs.

                        2.      Interior walls: Metal stud partitioning with
                                --------------
                                1/2" dry wall on each side from floor to underside of ceiling. Tenant will have choice of painted dry wall or factory applied vinyl dry wall panels and 4" cove base in either black, brown or gray.

                        ALLOWANCE:      Demising and interior walls: Eighty (80)
                                        lineal feet of wall for each 1 000 sq
                                        ft. of net rentable area.

DOORS:                  1.      Corridor and/or Entrance Doors: Solid core
                                ------------------------------
                                1-3/4" birch (stain grade), 36" x 96" painted bronze hollow metal frame, brushed chrome knob with Schlagee 'A' lock and two keys.

                        2.      Interior Doors: Solid core 1-3/4" birch (stain
                                --------------
                                grade) 36" x 84", painted bronze hollow metal frame and brushed chrome Schlage passage set.

                        ALLOWANCE:   Corridor/Entrance Doors: One per tenant.
                                     -----------------------

                                     Interior Doors: One person 250 sq. ft. of
                                     --------------
                                     net rentable area.

CEILINGS White 2' x 4' x 5/8" Omni fissured ceiling tiles in a suspended square cut, grid system.

FLOOR
COVERING:               Commercial Design Carpet (CDC) "Della" 26 ounce direct
                        glued

LIGHTING:               2' X 4' lay-in fluorescent fixtures, with four 40-watt
                        120v lamps and acrylic prismatic framed lens.

                        ALLOWANCE:   One fixture per each 50 sq ft. of net
                                     rentable area.

SWITCHES:               Single pole type

                        ALLOWANCE:   One switch per each 150 sq. ft. of net
                                     rentable area.

ELECTRICAL
OUTLETS:                Wall mounted and standard duplex type

                        ALLOWANCE:   One electrical outlet for each 100 sq. ft.
                                     of net rentable area.

WINDOW
COVERINGS:                      Thinline horizontal blinds In building standard
                                color.

TENANT
IDENTIFICATION:         One standard door sign bearing tenant name. Tenant name
                        listed on building directory.

                                  EXHIBIT A-1

                                  ADDENDUM #2
                                  -----------

Notwithstanding anything to the contrary in the above captioned Lease, the following provisions are hereby incorporated into the Lease:

        1.      OPTION TO ACQUIRE ADDITIONAL SPACE. Landlord shall grant Tenant
                ----------------------------------
                the Right of First Refusal to lease any space that may become available during the term of the Lease, subject to the following terms and conditions:

                (a) Tenant shall exercise it's Right of First Refusal by certified mail return receipt requested to Landlord given within ten (10) business days of receipt of the offer Notice.

At the time Tenant exercises it's Right of First Refusal, for the right to be effective, the Lease must be in full force and effect Tenant shall not be in default.

                (b) Within five (5) days after submission of a formal lease agreement or amendment Tenant shall duly execute and deliver such Lease agreement to Landlord.

                (c) If Tenant declines or fails to effectively exercise it's right of first refusal, as hereinbefore provided, then Landlord shall thereafter be free to lease to other parties.

        2.      OPTION TO RENEW. Tenant is granted the right and option to
                ---------------
                extend the term of the Lease for one (1) additional period of five (5) years at the then negotiated rent, such renewal term to commence upon the expiration of the Lease, provided that:

                (a) such option must be exercised by Certified Mail Return Receipt Requested notice from Tenant to Landlord given at least Six (6) Months prior to the expiration of the Lease;

                (b) at the time of exercising of such option, the Lease shall be in full force and effect and Tenant shall not be in default of said Lease.

        3.      LANDLORD'S REPRESENTATIONS AND WARRANTS. Landlord represents and
                ---------------------------------------
                warrants that:

                (a) Landlord has title to the Demised Premises and the Building and has the full right and power to execute and perform this Lease and to grant the estate demised herein, and that Tenant, on payment of the Rent herein, reserved and performing the covenants and agreements hereof, shall peaceable and quietly have, hold and enjoy the Demised Premises and have all rights, easements, appurtenances and privileges belonging or in anywise appertaining thereto during the Term without molestation or hindrance of any person whomsoever.

                (b) At the commencement of the Term, the Demised Premises will be in good state of repair, and all heating, ventilating and air conditioning systems, as well as plumbing and electrical systems, shall be in good and working order.

                (c) Landlord has received no notice of non-compliance with respect to zoning ordinances, building code, fire or other regulations pertaining to the Demised Premises, including violations of any environmental law or regulation, federal state or local.

        Except as modified by this Agreement, the Lease and all exhibits thereto remain in full force and effect.

TENANT:   SST-PA, Inc.
          --------------------------

BY: /s/ S. J. Salvitti                      Vice President             5/7/98
    --------------------------------        ---------------------------------
    Steven J. Salvitti                      Title                        Date

BY: ________________________________        _________________________________
                                            Title                        Date

    ________________________________        _________________________________
    Attest or Witness for Tenant            Title                        Date


LANDLORD: WHITELAND OFFICE PLAZA
          --------------------------

BY: TOLL MANAGEMENT COMPANY, Its Agent

BY: Beatrice A Culp                         President                  6-3-98
    --------------------------------        ---------------------------------
    Beatrice A. Culp                        Title                        Date

    /s/ [ILLEGIBLE]                         Property Manager
    --------------------------------        ---------------------------------
    Attest or Witness for Landlord          Title                        Date

                                  ADDENDUM #3
                                  -----------

Notwithstanding anything to the contrary in the above captioned Lease, the following provisions are hereby incorporated into the Lease:

                                                       Annual        Monthly
                                                       ------        -------
      Year 1       July 1, 1998 to June 30, 1999    $127,890.50    $10,657.54
      Year 2       July 1, 1999 to June 30, 2000    $131,087.76    $10,923.98
      Year 3       July 1, 2000 to June 30, 2001    $134,364.95    $11,197.08
      Year 4       July 1, 2001 to June 30, 2002    $137,724.07    $11,477.01
      Year 5       July 1, 2002 to June 30, 2003    $141,167.17    $11,763.93

     Except as modified by this Agreement, the Lease and all exhibits thereto remain in full force and effect.


TENANT: SST-PA Inc.
        ------------------------

BY: Steven J. Salvitti                  Vice President           5/7/98
    ----------------------------        -------------------------------
    Steven J. Salvitti                  Title                    Date

BY: ____________________________        _______________________________
                                        Title                    Date

    ____________________________        _______________________________
    Attest or Witness for Tenant        Title                    Date

LANDLORD: WHITELAND OFFICE PLAZA
          ----------------------

BY: TOLL MANAGEMENT COMPANY, Its Agent.

BY: /s/ Beatrice A. Culp                President                6-3-98
    ----------------------------        -------------------------------
    Beatrice A. Culp                    Title                    Date

    /s/ [ILLEGIBLE]                     /s/ [ILLEGIBLE]
    ----------------------------        -------------------------------
    Attest or Witness for Landlord      Title                    Date

                                  ADDENDUM #4
                                  -----------
                            LANDLORD'S IMPROVEMENTS
                            -----------------------

1. Landlord shall not be required to make any alterations or improvements in or about the Leased Premises unless, and only to the extent, specifically listed on Exhibit "A-1" hereto. No promise of Landlord to alter, remodel, repair or improve any part of the Property and no representation, express or implied, respecting any matter related to the Property of this Lease (including, without limitation, the condition of any part of the Property) has been made to Tenant by Landlord or Landlord's broker or rental agent, other than as may be contained in this Lease or in a separate Exhibit or addendum signed by Landlord and Tenant.

2.      (a)     Completion

        In the event Landlord is so required to improve the Leased Premises as specifically listed on Exhibit "A-1". Landlord agrees to use diligence to have the Leased Premises ready for occupancy on or before the Scheduled Commencement Date. In case of delays due to inclement weather, governmental regulation, scarcity of or inability to obtain labor or materials, labor difficulties, casualties, acts of God or other causes beyond Landlord's control, the Schedule Commencement Date and the Lease Term shall be extended by not more sixty (60) days without liability on the part of the Landlord. If the Leased Premises are not ready for occupancy at the end of the extended time, Tenant's sole right shall be to terminate this Lease, and Landlord shall in no case be liable for failure to have to the Leased Premises ready for occupancy.

        (b)     Plan Changes

        Tenant consents to such changes in the plans and specifications set forth in Exhibit "SP-1", or "A-1" as may be necessary by field conditions or construction conditions or be imposed by any public or quasi-public body having jurisdiction, provided said changes do not substantially modify the size and character of the Leased Premises.

        (c)     List of Additional Improvements

                1. Partial replacement of Chair Rail in Reception Area and paint all trim in the Reception area.

                2.      Insulate Training Room.

                3.      Supply and install 3 x 10 glass in Conference Room.

                4.      Insulate Conference Room.

                5. Supply and install necessary plumbing, sink, counter top and cabinets in kitchen.

                6.      Insulate the President's Office.

                7. Supply and install six (6) adjustable laminated shelves in three (3) sections as depicted on the plan.

                8. Supply and install parabolic lens/lights in Conference Room, Training Room, Reception, and Second Conference Room and common hallway to break room.

                9. Supply and install upgraded carpet in Reception area, Second Conference Room, the President's Office and the common hallway to the break room.

(d)  Tenant's Payment for Additional Improvements

Tenant acknowledges that certain items (the "Additional Improvements") listed above exceed building standard improvements and Tenant agrees that it shall be solely responsible for paying the cost for such Additional Improvements.

Upon execution of this Lease, Tenant will pay Landlord an amount equal to Five Thousand Dollars ($5,000.00) of the approximate costs of Additional Improvements specified above. Tenant shall pay Landlord the remaining costs of such Additional Improvements during the first twenty four months of the Lease on a monthly basis. The estimated costs are in the amount of Twelve Thousand Nine Hundred Four Dollars and Forty Two Cents ($12,904.42) which includes 6% interest. The monthly Additional Improvement Installment is estimated at Three Hundred Twenty Nine Dollars and Thirty Five Cents ($329.35) per month payable as additional rent on the first day of each and every month. Except as otherwise provided in this Lease, any and all changes to Exhibit "SP-1", including increases or reductions in the amount due Landlord from Tenant for Additional Improvements, shall be approved by Tenant and Landlord in writing.

(e)  Completion of Leased Premises

The Leased Premises shall be ready for occupancy by Tenant and the Lease Term shall commence on the later of:

          (1) the date estimated for such occupancy in a Notice delivered to Tenant at least ten (10) days before such date, or

          (2) date on which work required under Exhibit "SP-1" has been substantially completed excepting items of work which can be completed after occupancy has been taken without causing material interference with Tenant's use of the Lease Premises (the "punch list items").

     Except as modified by this Agreement, the Lease and all exhibits thereto remain in full force and effect.


TENANT: SST-PA Inc.
        ------------------------

BY: /s/ Steven J. Salvitti              Vice President          5/22/98
    ----------------------------        -------------------------------
    Steven J. Salvitti                  Title                    Date

BY: ____________________________        _______________________________
                                        Title                    Date

    ____________________________        _______________________________
    Attest or Witness for Tenant        Title                    Date

LANDLORD: WHITELAND OFFICE PLAZA
          ----------------------

BY: TOLL MANAGEMENT COMPANY, Its Agent.

BY: /s/ Beatrice A. Culp                President                6/3/98
    ----------------------------        -------------------------------
    Beatrice A. Culp                    Title                    Date

    [ILLEGIBLE]                         Property Manager
    ----------------------------        -------------------------------
    Attest or Witness for Landlord      Title                    Date

                                  EXHIBIT "E"
                            (Rules and Regulations)

                                   (ILLEGIBLE)

                                  [FLOOR PLAN]

PARTIAL PLAN
SST. 2ND FLOOR. 740 SPRINGDALE
SCALE 1/8" x 1-0"               4/22/98
RAYMOND KLUMB - ARCHITECT

                                  [FLOOR PLAN]

                                  [FLOOR PLAN]

                                  SECOND FLOOR

                                    EXHIBIT C
                             CONSENT AND AGREEMENT

                             CONSENT AND AGREEMENT

          THIS CONSENT AND AGREEMENT is made the 7/th/ day of May, 2001, among
                                                 -----        ---
WHITELAND OFFICE PLAZA, a limited partnership ("Landlord") and SIRIUS COMPUTER SOLUTIONS, INC., a _______ corporation ("Tenant") and SPECTRUM MANAGED CARE OF CALIFORNIA, INC., a Delaware corporation ("Subtenant").

          Background. Landlord and SST-PA, Inc., ("SST") entered into a
          ----------
Commercial Lease Agreement dated May 7, 1998, as amended by Addenda #1, #2, #3 and #4 (collectively referred to as the "Master Lease") pertaining to that certain approximately 8,251 rentable square foot office premises located on the 2nd floor within the premises commonly known by the street address of Whiteland Office Plaza, Whiteland Business Park, 740 Springdale Road, Exton, PA 19341 as shown on the floor plan diagrams attached hereto as Exhibit A (the "Premises").
                                                    ---------
Subtenant acquired SST and is the successor to SST's rights as tenant under the Master Lease. Tenant and Subtenant have entered into a sublease agreement, dated May 3, 2001, where by Tenant has sublet the Premises to Subtenant, subject to
-----------
Landlord's execution and delivery of this Consent and Agreement.

          NOW, THEREFORE, in exchange for good, valuable and sufficient consideration received and intending to be legally bound hereby, Landlord, Tenant and Subtenant mutually covenant and agree as follows:

          1. Landlord hereby consents to the subletting of the Premises by the Tenant to the Subtenant, pursuant to the Sublease.

          2. Landlord represents and warrants to Subtenant that there is no default or event of the default on the part of Landlord or Tenant under the Master Lease, and there are no circumstances existing which, with the giving of notice or passage of time, would constitute a default or event of default by Landlord or Tenant.

          3. The first sentence of Section 6(f) and the entirety of Section 6(h) shall not apply to Subtenant.
      ---

          4. Subtenant shall have the option to enter into the Direct Lease, on the same terms and conditions as the Master Lease and otherwise as provided in
Section 16 of the Sublease, by written notice to Landlord given on or before December 31, 2002. Within fifteen days after notice of such exercise is given, the parties shall execute and deliver the Direct Lease.

          5. If Landlord shall deliver any notice of default to Tenant, Landlord shall simultaneously deliver a copy to Subtenant and Subtenant shall have a reasonable opportunity to cure such default. Landlord agrees that Landlord will not disturb Subtenant's use and enjoyment of the Premises on account of any default by Tenant provided that Subtenant shall cure any default by Tenant under the Master Lease.

          6. Any notice required or permitted to be given by either party to the other pursuant to this Consent and Agreement (a "Notice") shall be in writing, addressed to the party at the following address(es):

          If to Tenant:      Sirius Computer Solutions, Inc.
                             c/o Mark Pearson, CFO
                             613 NW Loop, Suite 1000
                             San Antonio, TX 78216

          If to Subtenant:   Spectrum Managed Care of California
                             610 West Ash Street, Suite 1500
                             San Diego, CA 92101
                             Attn: Mr. Kevin Jasper

          And a copy to:     Spectrum Managed Care of California
                             6 Concourse Parkway
                             Suite 1550
                             Atlanta, GA 30328
                             Attn: Mr. Gerard A. Bakker

          If to Landlord:    Whiteland Office Plaza
                             c/o Toll Management Company
                             2600 Philmont Avenue
                             Suite 401
                             Huntingdon Valley, PA 19006
                             Attn: Mr. Peter Jamnicky

Any such Notice so addressed shall be deemed to have been properly given only if sent by personal delivery, receipted by the party to whom addressed, or by reputable overnight delivery service (such as Federal Express or UPS Next Day
Air) with acknowledged receipt. All such Notices shall be deemed to have been given when delivered and receipted by the party to whom addressed, in the case of personal delivery, or one (1) day after delivery to the overnight delivery service. Any party may, by notice as aforesaid, designate a different address or addresses for Notices intended for it.

          7. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania, contains the entire Agreement of the parties hereto with respect to the subject matter hereof and may not be changed or terminated orally or by course of conduct. This Agreement may be signed in one or more counterparts, each of which shall constitute an original but all of which together shall constitute but one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                  LANDLORD:
                  WHITELAND OFFICE PLAZA, a limited partnership

                  By: TOLL MANAGEMENT COMPANY, its agent

                      By: [ILLEGIBLE]
                         --------------------------
                      Name: [ILLEGIBLE]
                      Title     V.P.

                  TENANT:
                  SIRIUS COMPUTER SOLUTIONS INC., a Texas corporation


                  By:     /s/ Mark Pearson
                     ------------------------------
                  Name:   Mark Pearson
                  Title:  CFO

                  SUBTENANT:

                  SPECTRUM MANAGED CARE OF CALIFORNIA,INC., a Delaware corporation

                  By:     /s/ Ted Filley
                     ------------------------------
                  Name:   Ted Filley
                  Office: CFO

                        GUARANTY AND SURETYSHIP AGREEMENT
                        ---------------------------------

     THIS GUARANTY AND SURETYSHIP AGREEMENT ("Guaranty") is made of this 3rd day
                                                                         ---
of May, 2001, by Ward North America Holding, Inc. ("Guarantor") for the benefit
   ---
of Sirius Computer Solutions, Inc. ("Sublandlord").

                                   Background
                                   ----------

     A. Spectrum Managed Health Care ("Subtenant") is the subtenant under that certain Sublease Agreement with Sublandlord dated even date herewith (the "Sublease").

     B. The promise by Guarantor to execute this Guaranty, and the ultimate execution of this Guaranty by Guarantor, were material inducements to Sublandlord to enter into and execute the Sublease.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby and to incorporate the above recitals herein, Guarantor does hereby covenant and agree as follows:

          1. Guarantor hereby unconditionally guarantees to Sublandlord the full and prompt payment by Subtenant of all Fixed Rent payable under the Sublease as the same shall become due, whether on the stated payment date, by acceleration on default, or otherwise.

          2. This shall be an agreement of suretyship as well as of guaranty and without being required to proceed first against Subtenant or any other person or entity or against any other security for Subtenant's obligations to Sublandlord, Sublandlord may proceed directly against Guarantor upon an event of default under the Sublease, provided that Sublandlord shall have afforded the Guarantor the same notice and cure rights to be provided to Subtenant under the Sublease. This Guaranty shall remain in full force and effect until the satisfaction by Subtenant of all obligations of Subtenant under the Sublease, including until all sums due under the Sublease have been paid in full to Sublandlord and until all such sums received by Sublandlord are not subject to rescission or repayment upon the bankruptcy or insolvency of Subtenant.

          3. Nothing herein contained shall be construed to give Guarantor any right of subrogation in and to the Sublease of all or any part of Sublandlord's interest in the Sublease or any other right or rights of subrogation, until all amounts owning to Landlord have been paid in full, and until all such sums received by Sublandlord are not subject to rescission or repayment upon the bankruptcy or insolvency of Subtenant.

          4. All rights and remedies of Sublandlord under this Guaranty, the Sublease, or by law are separate and cumulative, and the exercise of one shall not limited or prejudice the exercise of any other such rights or remedies.

          5. In the event of any litigation under this Guaranty, the prevailing party will reimburse the other party, upon demand, for all expenses incurred in connection therewith (including, without limitation, attorneys' fees).

          6. This Guaranty shall be binding upon and inure to the benefit of the parties and their successors and assigns. Provided, however, that Guarantor shall not be permitted to assign its obligations hereunder.

          7. If any provision of this Guaranty is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this Guaranty shall remain in full force and effect.

          8. This Guaranty shall be governed by and construed according to the laws of the Commonwealth of Pennsylvania and any and all litigation in any manner arising out of or relating to this Guaranty shall be brought and maintained in the Court of Common Pleas of the county in which the real property subject to the Sublease is situate. This Guaranty may be delivered by telecopy, to be followed by delivery of the hard copy.

     IN WITNESS WHEREOF, Guarantor had executed and sealed this Guaranty as of the day and year first above written.

                                        WARD NORTH AMERICA HOLDING, INC.

                                        By:  /s/ Kevin Jasper    (SEAL)
                                           ----------------------
                                        Name: Kevin Jasper
                                             --------------------
                                        Title:  Exec. VP
                                              -------------------

                                        Attest:

                                        By:  /s/ John Darden     (SEAL)
                                           ----------------------
                                        Name:  John Darden
                                             --------------------
                                        Title: CFO
                                              -------------------

                                       2